SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report: (Date of earliest event reported): November 1, 2000


                          NUMED HOME HEALTH CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                   001-12992                 341711764
 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File Number)             Identification No.)

                            5770 Roosevelt Boulevard
                                    Suite 700
                            Clearwater, Florida 33760

          (Address of Principal Executive Offices)    (Zip code)


                                 (216) 573-6500

              (Registrant's Telephone Number, Including Area Code)

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Item 3.  Bankruptcy or Receivership.

        On November 1, 2000, NuMed Home Health Care, Inc. ("Numed") and 8 of its wholly-owned subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United Sates Bankruptcy Court for the Middle District of Florida (Case Nos. 00-16984-8GI through 00-16992-8GI) seeking protection under title 11 of the United States Code (the "Bankruptcy Code") and/or applicable orders of the Bankruptcy Court. The Debtors continue to manage their property and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. No trustee or examiner has been appointed in these cases.

        For more information regarding the bankruptcy filing by the Debtors, please see NuMed's press release dated November 2, 2000, a copy of which is filed as an exhibit to this Report on Form 8-K.


Item 7.  Financial  Statements And Exhibits.



        (c)       Exhibits.

                  99.1     Press Release dated November 2, 2000.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NUMED HOME HEALTH CARE, INC.



                                        /s/ Susan J. Carmichael
Date:   November 14, 2000            By:________________________________________
                                        Susan J.  Carmichael,  Chief  Executive
                                           Officer and President


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